Exhibit (o)

POWER OF ATTORNEY

Each of the undersigned Trustees (each, a “Principal,” and collectively, the “Principals”) hereby severally from each other constitutes and appoints each of Jane E. Trust, Christopher Berarducci, Marc A. De Oliveira, Jeanne M. Kelly, Thomas C. Mandia, Rosemary D. Emmens, Tara E. Gormel and Bryan Sutherland (each, an “Agent” and collectively, the “Agents”), as his or her true and lawful representative and attorney-in-fact, with full power and authority of substitution and resubstitution, to do separately or jointly any and all acts and things and to execute any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust” and collectively, the “Trusts”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of each Trust specified in Schedule A hereto, including specifically, but without limiting the foregoing, the power and authority to sign in the name and on behalf of such Principal in his or her capacity as a Trustee of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and each Principal; does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Revocation of this Power of Attorney by a Principal will not have the effect of a revocation of this Power of Attorney by any other Principal. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. Each Principal acknowledges that each Agent, in serving in such capacity at such Principal’s request, is not assuming, nor is any Trust assuming, any of such Principal’s responsibilities to comply with the Acts.

[Remainder of page intentionally left blank.]

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been duly executed by the undersigned in the capacities and as of the date(s) indicated.

Signature of Principal	Title	Date

/s/ Andrew L. Breech Andrew L. Breech	Trustee	February 7, 2024

/s/ Stephen R. Gross Stephen R. Gross	Trustee	February 7, 2024

/s/ Susan M. Heilbron Susan M. Heilbron	Trustee	February 7, 2024

/s/ Arnold L. Lehman Arnold L. Lehman	Trustee	February 7, 2024

/s/ Robin J.W. Masters Robin J.W. Masters	Trustee	February 7, 2024

/s/ Kenneth Miller Kenneth Miller	Trustee	February 7, 2024

/s/ G. Peter O’Brien G. Peter O’Brien	Trustee	February 7, 2024

/s/ Thomas F. Schlafly Thomas F. Schlafly	Trustee	February 7, 2024

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement

Legg Mason Global Asset Management Trust	Securities Act File No. 333-162441

Legg Mason Partners Investment Trust	Securities Act File No. 33-43446

Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278

POWER OF ATTORNEY

The undersigned, Jane E. Trust, hereby constitutes and appoints each of Christopher Berarducci, Marc A. De Oliveira, Jeanne M. Kelly, Thomas C. Mandia, Rosemary D. Emmens, Tara E. Gormel and Bryan Sutherland (each, an “Agent” and collectively, the “Agents”), as her true and lawful representative and attorney-in-fact, with full power and authority of substitution and resubstitution, to do separately or jointly any and all acts and things and to execute any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust” and collectively, the “Trusts”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of each Trust specified in Schedule A hereto, including specifically, but without limiting the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Trustee and/or in her capacity as an officer of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. The undersigned acknowledges that each Agent, in serving in such capacity at the undersigned’s request, is not assuming, nor is any Trust assuming, any of the undersigned’s responsibilities to comply with the Acts.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been duly executed by the undersigned as of the date indicated.

/s/ Jane E. Trust	February 7, 2024
Jane E. Trust

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement

Legg Mason Global Asset Management Trust	Securities Act File No. 333-162441

Legg Mason Partners Investment Trust	Securities Act File No. 33-43446

Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278

POWER OF ATTORNEY

The undersigned, Christopher Berarducci, hereby constitutes and appoints each of Lisa Carucci, Robert DuCharme and Robert Flower (each, an “Agent” and collectively, the “Agents”), as his true and lawful representative and attorney-in-fact, with full power and authority of substitution and resubstitution, to do separately or jointly any and all acts and things and to execute any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust” and collectively, the “Trusts”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of each Trust specified in Schedule A hereto, including specifically, but without limiting the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Principal Financial Officer and/or in his capacity as an officer of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney. The undersigned acknowledges that each Agent, in serving in such capacity at the undersigned’s request, is not assuming, nor is any Trust assuming, any of the undersigned’s responsibilities to comply with the Acts.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been duly executed by the undersigned as of the date indicated.

/s/ Christopher Berarducci	February 7, 2024
Christopher Berarducci

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement

Legg Mason Global Asset Management Trust	Securities Act File No. 333-162441

Legg Mason Partners Investment Trust	Securities Act File No. 33-43446

Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278